                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                            THE CHASE MANHATTAN BANK
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
      --------------------------------------------------------------------
                      (Issuer with respect to Certificates)

         New York                              33-93570                            13-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

                    270 Park Avenue, New York, New York           10017
      -------------------------------------------------------- ------------
               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On October 16, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          ------------
                   20.1             Monthly Statement to Certificateholders with
                                    respect to the October 16, 2000
                                    distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2000

                                                    The Chase Manhattan Bank,
                                                    as Servicer

                                                    By: Chase Manhattan Mortgage
                                                    Corporation

                                                    By: /s/ Richard P. Dargan
                                                        ------------------------
                                                    Name:  Richard P. Dargan
                                                    Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                              Description
-----------                              -------------
20.1                                     Statement to Certificateholders dated
                                         October 16, 2000 delivered pursuant to
                                         Section 5.03 of the Pooling and
                                         Servicing Agreement dated as of
                                         September 1, 1995.

Chase Manhattan Bank Revolving Home Equity Loan 1995-1
Statement to Certificateholders
16-Oct-00

Bond Payments & Balances Adjusted due to Incorrect Interest Rate & Accelerated Principal Distribution in September, 2000

DISTRIBUTION IN DOLLARS
         CLASS                ORIGINAL             PRIOR                 PRINCIPAL          INTEREST        TOTAL          REALIZED
                                FACE              PRINCIPAL                                                                 LOSSES
                                VALUE              BALANCE
           A1               357,735,172.00       92,698,306.17          3,820,307.38       547,689.27    4,367,996.65          0
           A2                40,000,000.00       10,365,020.09            427,165.91        60,885.49      488,051.40          0
           R                             0                   0                     0       359,512.47      359,512.47          0
         TOTALS             397,735,172.00      103,063,326.26          4,247,473.29       968,087.23    5,215,560.52          0
           SI                 8,117,044.50       42,789,227.46                     0       330,094.96      330,094.96          0

DISTRIBUTION IN DOLLARS
         CLASS             DEFERRED      CURRENT
                           INTEREST      PRINCIPAL
                                          BALANCE
           A1                 0       88,877,998.79
           A2                 0        9,937,854.18
           R                  0                   0
         TOTALS               0       98,815,852.97
           SI                 0       45,433,959.57

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
         CLASS                    PRIOR             PRINCIPAL              INTEREST          TOTAL          CURRENT
                                PRINCIPAL                                                                  PRINCIPAL
                                  FACTOR                                                                     FACTOR
           A1                   259.125502          10.6791495            1.53099084       12.2101403      248.446353
           A2                   259.125502          10.6791478            1.52213725        12.201285      248.446355
         TOTALS                 259.125502          10.6791493            2.43399955       13.1131489      248.446353
           SI                     5,271.53                   0            40.6668905       40.6668905        5,597.35

                               PASS-THROUGH RATES
         CLASS                 CLASS            CURRENT
                                               PASS-THRU
                                                 RATE
           A1                    A1              6.86%
           A2                    A2              6.79%
         TOTALS                  SI              0.00%
           SI

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Daniel Randall
The Chase Manhattan Bank - Structured Finance Services
450 West 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-7172
                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Bank Revolving Home Equity Loan 1995-1
16-Oct-00

Bond Payments & Balances Adjusted due to Incorrect Interest Rate &

Accelerated Principal Distribution in September, 2000

Sec. 4.01(i)             Principal Collections recieved during the Collection Period                                    4,340,270.86
                         Interest Collections recieved during the Collection Period                                     1,202,602.11
                         Additional Draw Amount                                                                            86,805.42
Sec. 4.01(iii)           Floating Allocation Percentage                                                                       71.07%
                         Fixed Allocation Percentage                                                                          98.00%
Sec. 4.01(iv)            Investor Certificate Interest Collections                                                        810,842.51
Sec. 4.01(v)             Investor Certificate Principal Collections                                                     4,253,465.44
Sec. 4.01(vi)            Seller Interest Collections                                                                      330,142.10
                         Seller Principal Collections                                                                      86,805.42
Sec. 4.01(xi)            Accelerated Principal Distribution Amount                                                             10.56
                         Accelerated Principal Distribution Amount Actually Distributed                                        10.56
Sec. 4.01(xiii)          Amount Required to be Paid by Seller                                                                      0
                         Amount Required to be Paid by Servicer                                                                    0
Sec. 4.01(xiv)           Servicing Fee                                                                                     61,617.50
                         Accrued and Unpaid Servicing Fees                                                                         0
Sec. 4.01(xv)            Liquidation Loss Amounts (Net of Charge Off Amounts)                                                      0
                         Charge Off Amounts                                                                                        0
                         Charge Off Amounts allocable to Investor Certificateholders                                               0
Sec. 4.01(xvi)           Pool Balance as of end of preceding Collection Period                                        147,881,999.92
                         Pool Balance as of end of second preceding Collection Period                                 150,956,861.42
Sec. 4.01(xvii)          Invested Amount                                                                              100,839,100.69
Sec. 4.01(xxi)           Has a Rapid Amortization Event Ocurred?                                                                 YES
Sec. 4.01(xxii)          Has an Event of Default Ocurred?                                                                         NO
Sec. 4.01(xxiii)         Amount Distributed to Credit Enhancer per 5.01(a)(1)                                               5,352.20
                         Amount Distributed to Credit Enhancer per 5.01(a)(6)                                                      0
                         Unreimbursed Amounts Due to Credit Enhancer                                                               0
Sec. 4.01(xxiv)          Guaranteed Principal Distribution Amount                                                                  0
Sec. 4.01(xxv)           Credit Enhancement Draw Amount                                                                            0
Sec. 4.01(xxvi)          Amount Distributed to Seller per 5.01(a)(10)                                                     359,512.47

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Bank Revolving Home Equity Loan 1995-1
16-Oct-00

Bond Payments & Balances Adjusted due to Incorrect Interest Rate & Accelerated Principal Distribution in September, 2000

Sec. 4.01(xxvii)         Maximum Rate                                                                                          9.81%
                         Weighted Average Net Loan Rate                                                                        9.81%
Sec. 4.01(xxviii)        Minimum Seller Interest                                                                        2,925,465.33
Sec. 4.01(xxix)          Required Servicer Advance                                                                                 0
                         Unreimbursed Required Servicer Advance                                                                    0
                         Required Servicer Advance Reimbursement                                                                   0
Sec. 4.01(xxx)           Spread Account Requirement                                                                       856,512.14
                         Amount on deposit in the Spread Account                                                          856,512.14
                         Spread Account Deposit                                                                             5,448.59
                         Spread Account Withdrawal                                                                        156,557.01

Delinquencies
Group 1

        Period           Number     Principal Balance       Percentage
      31-60 days             43            994,823.03            0.68%
      61-90 days             34            465,663.74            0.32%
      91-120 days            27            425,851.34            0.29%
       121+ days             15            408,541.10            0.28%
         Total              119          2,294,879.21            1.57%

Loans in Foreclosure
Group 1

                              Number        Principal Balance       Percentage
                                 0                  0                  0.00%
Loans in REO
Group 1

                              Number        Principal Balance       Percentage
                                 0                  0                  0.00%

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION